Power of Attorney

	    The undersigned hereby constitutes and appoints each of Steven L.
Grissom and Alexander A. Gendzier and James N. Pepin, of King & Spalding LLP, the Company's counsel, as the undersigned's true and lawful attorney-in-fact to:

(1)	  execute for and on behalf of the
undersigned, in the
		undersigned's capacity as an officer, director and/or a
		stockholder owning more than 10% of Consolidated

		Communications Holdings, Inc.'s (the "Company") common stock,
		Forms
3, 4 and 5 in accordance with Section 16 of the
		Securities Exchange Act
of 1934, as amended (the "Exchange
		Act"), and the rules and regulations
promulgated thereunder;

(2)	  do and perform any and all acts for and
on behalf of the
		undersigned which may be necessary or desirable to complete
		and execute any such Forms 3, 4 or 5 and timely file such

		forms with the U.S. Securities and Exchange Commission and any

		stock exchange or similar authority; and

(3)	  take any other
action of any type whatsoever in connection
		with the foregoing which,
in the opinion of such
		attorney-in-fact, may be of benefit to, in the best interest
		of, or legally required by, the undersigned, it being

		understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this
		Power of Attorney shall be
in such form and shall contain such
		terms and conditions as such
attorney-in-fact may approve in
		such attorney-in-fact's discretion.


	    The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of such substitution or revocation, hereby ratifying and confirming all that each attorney-in-fact, or each attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Exchange Act.

	    This Power of
Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to either of the foregoing attorneys -in-fact.


	    IN
WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 19th day of July, 2005.


				  SPECTRUM EQUITY
INVESTORS IV, L.P.

				  By: Spectrum Equity Associates IV, L.P.

				  Title: General Partner

				  By: /s/ Kevin J. Maroni

					---------------------------------------
					Name: Kevin J. Maroni

					Title: General Partner of Spectrum Equity
						  Associates IV,
L.P.


				  SPECTRUM IV INVESTMENT MANAGERS' FUND, L.P.


By: /s/ Kevin J. Maroni
					---------------------------------------

					Name: Kevin J. Maroni
					Title: General Partner



SPECTRUM EQUITY INVESTORS PARALLEL IV, L.P.

				  By: Spectrum Equity
Associates IV, L.P.
				  Title: General Partner

				  By: /s/ Kevin
J. Maroni
					---------------------------------------
					Name:
Kevin J. Maroni
					Title: General Partner of Spectrum Equity

Associates IV, L.P.


				  SPECTRUM EQUITY INVESTORS III, L.P.


				  By: Spectrum Equity Associates III, L.P.
				  Title: General
Partner

				  By: /s/ Kevin J.
Maroni
					---------------------------------------
					Name: Kevin J.
Maroni
					Title: General Partner of Spectrum Equity

Associates III, L.P.



				  SEI III ENTREPRENEURS' FUND, L.P.


				  By: SEI III Entrepreneurs' LLC
				  Title: General Partner


				  By: /s/ Kevin J. Maroni

					---------------------------------------
					Name: Kevin J. Maroni

					Title: Member, SEI III Entrepreneurs' LLC


				  SPECTRUM III
INVESTMENT MANAGERS' FUND, L.P.

				  By: /s/ Kevin J. Maroni

					---------------------------------------
					Name: Kevin J. Maroni

					Title: General Partner